UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule §240.14a-12

TIAA SEPARATE ACCOUNT VA-1

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730 Third Avenue
New York, NY 10017-3206

TIAA Separate Account VA-1
NOTICE OF SPECIAL MEETING — July 18, 2005

This notice is being given to the owners of the Teachers Personal Annuity variable annuity contracts issued by Teachers Insurance and Annuity Association of America (TIAA) and funded through the TIAA Separate Account VA-1.

TIAA Separate Account VA-1 (VA-1) will hold a special meeting of contract owners on July 18, 2005, at 4:00 p.m. at VA-1’s offices at 730 Third Avenue, New York, New York. The meeting agenda is:

1.	To elect eight individuals to serve as managers of the Management Committee for indefinite terms and until their successors shall take office;

2.	To ratify the Management Committee’s selection of PricewaterhouseCoopers LLP to serve as VA-1’s independent auditors for the fiscal year ending December 31, 2005; and

3.	To address any other business that may properly come before the meeting.

The Management Committee has set May 31, 2005, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you were a VA-1 contract owner with voting rights as of May 31, 2005.

By order of the Management Committee,
E. Laverne Jones
Secretary

Please vote as soon as possible before the special meeting, even if you plan to attend the meeting. You can vote quickly and easily by toll-free telephone call, over the Internet or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we cannot hold the meeting unless a quorum is reached, please help VA-1 avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1 877-535-3910 ext. 2440 to obtain an admission pass. In accordance with VA-1’s security procedures, a pass and appropriate picture identification will be required to enter the VA-1 special meeting. Please note that no laptop computers, recording equipment or cameras will be permitted, and please read the instructions on the pass for additional information.

June 16, 2005

TIAA SEPARATE ACCOUNT VA-1

Proxy Statement for Special Meeting
to be Held on July 18, 2005

The Management Committee of TIAA Separate Account VA-1 (VA-1) has sent you this proxy statement to ask for your vote on several matters affecting VA-1. The accompanying proxy will be voted at the special meeting of VA-1 contract owners being held on July 18, 2005, at 4:00 p.m. ET at VA-1’s offices at 730 Third Avenue, New York, New York. This proxy statement was mailed to contract owners starting on or about June 16, 2005.

VA-1 contract owners are being asked to vote on the following:

1.	The election of eight individuals to serve as managers of the Management Committee for indefinite terms and until their successors shall take office;

2.	The ratification of the Management Committee’s selection of PricewaterhouseCoopers LLP to serve as VA-1’s independent auditors for the fiscal year ending December 31, 2005; and

3.	Any other business that may properly come before the meeting.

At this time, the Management Committee does not know of any other matters being presented at the meeting or any adjournments thereof.

How Do I Vote?

You can vote in any one of four ways:

(1)	By marking, signing, and mailing the enclosed proxy card in the envelope provided;

(2)	Through the Internet at http://www.proxyweb.com/TIAA-CREF (or by going to our Web site at www.tiaa-cref.org);

(3)	By telephone, by calling toll-free 1 888-221-0697; or

(4)	By voting in person at the special meeting.

If you vote by Internet or telephone, please use the 14-digit number that appears in the shaded box in the upper-left corner of your proxy card. Please don’t mail your proxy card if you vote by Internet or telephone.

Can I Cancel or Change My Vote?

You can cancel or change your vote at any time up until 4:00 p.m. ET on July 18, 2005 or, if you attend the special meeting, at the meeting. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, or by voting in person at the meeting.

How Does a Proxy Work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don’t specifically instruct them otherwise, they will vote FOR the election of the nominees for the Management Committee, and FOR ratification of the selection of PricewaterhouseCoopers LLP to serve as VA-1’s independent auditors. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy. All proxies solicited by the Management Committee that are properly executed and received by the Secretary prior to the meeting, and are not revoked, will be voted at the meeting.

Who May Vote; How Many Votes Do I Get?

VA-1 contract owners invested in the Stock Index Account as of May 31, 2005, will be eligible to vote at the meeting on each item on the proxy ballot. On May 20, 2005, there were 888,090,905.04 total eligible votes to be cast.

The number of votes you have is equal to the dollar value of your accumulation in the Stock Index Account on May 31, 2005. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?

We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are present in person or by proxy. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of managers of the Management Committee will be decided by a plurality of the eligible votes present in person or represented by proxy, and the selection of independent auditors will be ratified if this proposal receives more votes “for” than “against.” No votes are cast by brokers.

If a quorum is not present at the meeting or if other matters arise requiring contract owner attention, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of additional votes.

I.	ELECTION OF MANAGEMENT COMMITTEE MEMBERS

One purpose of the special meeting is to elect a Management Committee. It is intended that the enclosed proxy will be voted FOR the election of the eight nominees listed below as managers of the Management Committee unless such authority has been withheld in the proxy.

The Management Committee may appoint one or more new managers to fill vacancies between meetings.

VA-1 Management Committee members are elected to serve until their successors shall take office. At this meeting, you are being asked to re-elect five current members, elect one member who was previously appointed a member by the Management Committee, Ahmed H. Zewail, and elect two first-time nominees to the Management Committee: Eugene Flood, Jr. and Howell E. Jackson. Information about each of these nominees is set forth below.

In addition to the information listed below, each of the VA-1 Management Committee members currently serving also serves on the boards of trustees of the College Retirement Equities Fund (CREF), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA-CREF Life Funds.

The Management Committee, which is composed entirely of Managers who are not interested persons of VA-1 or of Teacher Advisors, Inc., VA-1’s investment adviser, unanimously recommends that you vote for the election of the nominees.

INFORMATION CONCERNING NOMINEES

Willard T. Carleton, 71, has been Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since 2001. From 1999 to 2001, he was the Donald R. Diamond Professor of Finance, and from 1984 to 1999 he was the Karl L. Eller Professor of Finance, at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. Dr. Carleton served as a Trustee of TIAA from 1984 to 2003, and has served as a VA-1 Management Committee member since 2003.

Eugene Flood, Jr., 49, has been President and Chief Executive Officer (since 2000) and a director (since 1994) of Smith Breeden Associates, Inc. Prior to joining Smith Breeden as President and CEO in 2000, he was a Portfolio Manager at Morgan Stanley Asset Management. Dr. Flood serves on the Visiting Committee for the Economics Department and the Dean’s Advisory Committee of the Massachusetts Institute of Technology’s Sloan School of Management, the Board of Visitors of the Fuqua School of Business of Duke University, Board of Visitors of the University of North Carolina at Chapel Hill and the Board of Directors of the Society of Quantitative Analysts. Dr. Flood has a Bachelor of Arts in Economics from Harvard University, and a Ph.D. in Economics from the Massachusetts Institute of Technology. Dr. Flood, whose nomination was recommended by a current trustee, is a first-time nominee to the VA-1 Management Committee.

Howell E. Jackson, 51, has been on the faculty of the Harvard Law School since 1989, and has been James S. Reid, Jr. Professor of Law since 2004 and Vice Dean for Administration and Budget since 2003. Dr. Jackson has a B.A. degree from Brown University and a joint J.D./M.B.A. degree from Harvard University. Dr. Jackson, whose nomination was recommended by a current trustee, is a first-time nominee to the VA-1 Management Committee.

Nancy L. Jacob, 62, has been President and Managing Principal of Windermere Investment Associates since 1997. She is also a member of the board of directors and the chairman of the investment committee of the Okabena Company. She was previously Chairman and Chief Executive Officer of CTC Consulting, Inc. (1994–1997) and Executive Vice President, U.S. Trust of the Pacific Northwest (1993–1996). Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine. Dr. Jacob has served as a VA-1 Management Committee member since 2001, and as chairman of the Management Committee since 2005.

Bevis Longstreth, 71, is a retired partner of the law firm of Debevoise & Plimpton. Until 1997, he was a partner of the same firm, and from 1998 to 2001 he was Of Counsel to that firm. Mr. Longstreth served as a commissioner of the U.S. Securities and Exchange Commission from 1981 to 1984, and as an adjunct professor at Columbia University School of Law from 1994 to 1999. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC, and of Grantham, Mayo & Von Otterloo & Co., LLC (GMO). He is a member of the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB), and also a member of the finance committee of the Rockefeller Family Fund. He serves as a trustee of the New School University, and the Textile Museum, and is a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University. Mr. Longstreth has served as a VA-1 Management Committee member since 2001.

Bridget A. Macaskill, 56, was formerly the Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc, and Prudential plc, and on the boards of a number of not-for-profit organizations. She also serves as Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003, and as principal of BAM Consulting since 2003. She received a B.S with honors from the University of Edinburgh. Ms. Macaskill has served as a VA-1 Management Committee member since 2003.

Maceo K. Sloan, 55, has been the Chairman, President and CEO of Sloan Financial Group, Inc. since 1991; Chairman, CEO and CIO of NCM Capital Management Group, Inc., since 1991; and Chairman and CEO, NCM Capital Advisers Inc. since 2003. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law. Mr. Sloan has served as a VA-1 Management Committee member since 2001.

Ahmed H. Zewail, 59, has been the Linus Pauling Professor of Chemistry and Professor of Physics since 1996 and the Director of the NSF Laboratory for Molecular Sciences at the California Institute of Technology (Caltech), Pasadena since 1995. He serves on the boards of various national and international foundations and universities, and holds the Honorary Chair at the United Nations University. Dr. Zewail was awarded the 1999 Nobel Prize for his groundbreaking work in the development of femtoscience. He received a B.S. and M.S. from Alexandria University, a Ph.D. from the University of Pennsylvania and numerous honorary degrees. Dr. Zewail has served as a VA-1 Management Committee member since 2004

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Management Committee.

Current TIAA Separate Account VA-1 Management Committee Members, Nominees and Executive Officers

The following tables include certain information about VA-1’s current Management Committee members, nominees and executive officers, including positions currently held with VA-1, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each manager and certain directorships held by each of them. The first table includes information about VA-1 Management Committee’s disinterested managers and nominees and the second table includes information about VA-1 Management Committee’s officers.

DISINTERESTED MANAGERS AND NOMINEES

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager or Nominee for Manager
Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Manager	Indefinite term. Manager since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001–present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona,1984–1999. Trustee of TIAA, 1984–2003.	60	None

Eugene Flood, Jr. Smith Breeden Associates, Inc. 100 Europa Drive, Suite 200 Chapel Hill, NC 27517-2394 Age: 49	Nominee	Indefinite term.	President, Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc.	N/A	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager or Nominee for Manager
Howell E. Jackson Harvard Law School Griswold 5 South 1525 Massachusetts Avenue Cambridge, MA 02138 Age: 51	Nominee	Indefinite term.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Administration and Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	N/A	None

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 62	Chairman of the Management Committee	Indefinite term. Manager since 2001.	President and Managing Principal, Windermere Investment Associates, 1997– present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997, and Executive Vice-President, U.S. Trust of the Pacific Northwest, 1993–1996.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 71	Manager	Indefinite term. Manager since 2001.	Retired Partner, Debevoise & Plimpton. Formerly, Partner, (1970–1981, 1984–1997) and Of Counsel, (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law 1994–1999, and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60
Director of AMVESCAP, PLC, Director of Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (investment management firm), member, Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and member of the Finance Committee of the Rockefeller Family Fund.

DISINTERESTED MANAGERS AND NOMINEES  continued

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager or Nominee for Manager
Bridget A. Macaskill 160 E. 81st Street New York, NY 10028 Age: 56	Manager	Indefinite term. Manager since 2003.	Independent Consultant to Merrill Lynch, appointed under the terms of the Global Research Settlement, since 2003, and principal, BAM Consulting since 2003. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001; Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer) and Prudential plc and International Advisory Board, British-American Business Council.

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Chapel Hill Boulevard, Suite 206 Durham, NC 27707 Age: 55	Manager	Indefinite term. Manager since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. since 1991; Chairman, CEO and CIO, NCM Capital Management Group, Inc., since 1991; and Chairman and CEO, NCM Capital Advisers Inc., since 2003.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute of Technology Arthur Amos Noyes Laboratory of Chemical Physics, Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Manager	Indefinite term. Manager since 2004.	Linus Pauling Professor of Chemistry and Professor of Physics, Caltech since 1996; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech since 1995.	60	None

OFFICERS

Name, Address and Age	Position(s) Held with VA-1	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 61	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.
Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for Lifelong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.
				N/A	Member of the Board of Directors of the New York Stock Exchange

OFFICERS  continued

Name, Address and Age	Position(s) Held with VA-1	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.
Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual & Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”), and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).
				N/A	N/A

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 45	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1997. Chief Investment Officer since 2003.
Executive Vice President since 1997 and Chief Investment Officer of TIAA since 2004 and the TIAA-CREF Funds since 2003. President and Chief Executive Officer of Investment Management and Advisors. Director of TIAA-CREF Life and Advisors. Formerly, Executive Vice President, CREF Investments.
				N/A	N/A

OFFICERS  continued

Name, Address and Age	Position(s) Held with VA-1	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.
				N/A	N/A

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1998.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1998.	N/A	N/A

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.
				N/A	N/A

OFFICERS  continued

Name, Address and Age	Position(s) Held with VA-1	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 51	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.
				N/A	N/A

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999–2003; and Head and Deputy Head of Global Market
Risk Management, 1997–1999.
				N/A	N/A

OFFICERS  continued

Name, Address and Age	Position(s) Held with VA-1	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2000.
Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2003. President, Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.
				N/A	N/A

Russell Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Vice President and Acting Chief Financial Officer*	Indefinite term. Acting Chief Financial Officer since 2005.
Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Funds and Vice President of Advisors, TPIS, Tuition Financing, Investment Management and Services since 2005. Director of Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President Internal Audit of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President of Internal Audit, of the St. Paul Travelers Companies, 2004, of the St. Paul Companies, 2001–2004, of Quest Communications, 2000–2001, and of US WEST, Inc. 1998–2000.
				N/A	N/A

OFFICERS  continued

Name, Address and Age	Position(s) Held with VA-1	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.
Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources, Japan Morgan Stanley, 1998–1999.
				N/A	N/A

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.
Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS; Manager of Services; President and Director of Tuition Financing. Formerly, Executive Vice President, Insurance Services, 2000–2003; President and Chief Executive Officer, Horizon Mercy, 1996–2000.
				N/A	Director, Becton, Dickinson and Company

*	Elizabeth A. Monrad is currently on an unpaid leave of absence from her duties as Executive Vice President and Chief Financial Officer of VA-1.

Equity Ownership by Managers

The following table includes information relating to equity securities beneficially owned by all current VA-1 Management Committee members in VA-1 and in all registered investment companies in the same “family of investment companies” as VA-1 (the “TIAA-CREF Fund Complex”) as of May 20, 2005. The TIAA-CREF Fund Complex includes TIAA Separate Account VA-1, CREF, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

DISINTERESTED MANAGERS AND NOMINEES

Name	Dollar Range of Equity Securities in VA-1	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Willard T. Carleton	None	Over $100,000
Eugene Flood, Jr.	None	None
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bevis Longstreth	None	Over $100,000
Bridget A. Macaskill	None	$50,001 – $100,000
Maceo K. Sloan	None	Over $100,000
Ahmed H. Zewail	None	Over $100,000

Manager Compensation

The following table discloses the aggregate compensation paid to the VA-1 Management Committee members for their service to VA-1 and the TIAA-CREF Fund Complex for the year ending December 31, 2004.

Name	Aggregate Compensation from VA-1	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From TIAA-CREF Fund Complex(1)
Willard T. Carleton	$481.62	$261.63	$92,000.00
Martin J. Gruber(2)	$551.73	$261.63	$105,500.00
Nancy L. Jacob	$414.66	$261.63	$79,250.00
Bevis Longstreth(3)	$402.67	$261.63	$77,000.00
Bridget A. Macaskill	$424.00	$261.63	$81,000.00
Stephen A. Ross(3)(4)	$463.58	$261.63	$88,500.00
Maceo K. Sloan(3)	$467.99	$261.63	$89,500.00
Robert W. Vishny(5)	$145.39	$132.04	$27,500.00
Ahmed H. Zewail(3)	$249.84	$194.75	$48,000.00

(1)	Includes portion of fees attributed to service on the CREF Board, TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of VA-1.

(2)	This manager resigned from the VA-1 Management Committee on February 28, 2005.

(3)	This compensation, or a portion of it, was not actually paid based on prior election of manager to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer managers. Excluding this year’s deferrals, a total of $1,216,147.23 earned across the TIAA-CREF Fund Complex has been deferred for prior years’ service, including interest through year-end 2004, for all current managers who had elected to defer their compensation.

(4)	This manager resigned from the VA-1 Management Committee on November 30, 2004.

(5)	This manager resigned in July 2004.

VA-1 has a long-term compensation plan for non-officer managers. Under this unfunded plan, annual contributions equal to 125% of the amount of the basic annual manager retainer are allocated to notional CREF and TIAA annuity accounts chosen by the individual manager. Benefits will be paid after the manager leaves the Management Committee in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the manager. The Management Committee may waive the mandatory retirement policy for managers, which would delay the commencement of benefit payments until the manager eventually retired from the Management Committee. Pursuant to a separate deferred compensation plan, non-officer managers also have the option to defer payment of their basic retainer, additional retainers, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual manager. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the manager, after the manager leaves the Management Committee.

The Management Committee recently approved an increase in manager compensation, effective July 1, 2005, at the following rates: an annual retainer of $45,000; a Management Committee and other committee meeting fee of $1,800; an annual long-term compensation award of $75,000 (this replaces the 125% contribution formula described above); a committee chair fee of $10,000; a Management Committee chair fee of $15,000; and an Audit Committee member fee of $5,000. Managers’ compensation, reflecting service to all investment companies in the TIAA-CREF Fund Complex, is allocated to those companies based on assets under management. The level of compensation is evaluated regularly, and is based on a study of compensation levels at comparable companies, the time and responsibilities required of the trustees and the need to retain and attract well-qualified persons to serve on the Management Committee.

Committees

The Management Committee appoints certain committees with specific responsibilities for aspects of VA-1’s operations. Currently, the Management Committee has the following committees, each of which consists entirely of independent managers who are not officers of VA-1:

(1)	An Audit Committee, which audits and examines the records and affairs of VA-1 as it deems necessary, using independent auditors or others. The Audit Committee is charged with, among other things, approving the appointment, compensation, retention (or termination) and overseeing the work of the independent auditors. The Audit Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/governance/comm_charters.html. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are: Mr. Sloan (chair), Dr. Carleton and Ms. Macaskill. Mr. Sloan is an “audit committee financial expert,” as defined by the Securities and Exchange Commission.

(2)	A Finance Committee, which oversees the management of VA-1’s investments, subject to appropriate oversight by the Management Committee. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are: Dr. Jacob (chair), Dr. Carleton, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

(3)	A Corporate Governance and Social Responsibility Committee, which addresses corporate social responsibility and corporate governance issues including the voting of VA-1’s shares and the initiation of appropriate shareholder resolutions. During 2004, the Corporate Governance and Social Responsibility Committee held three meetings. The current members are: Mr. Longstreth (chair), Dr. Carleton and Dr. Zewail. The Corporate Governance and Social Responsibility Committee has adopted a formal written charter which may be found at www.tiaa-cref.org/governance/comm_charters.html.

(4)	An Executive Committee, which generally is vested with full Management Committee powers between Management Committee meetings on matters not specifically addressed by the full Management Committee. During 2004, the Executive Committee held no meetings. The current members of the Executive Committee are: Dr. Jacob (chair), Mr. Longstreth and Mr. Sloan.

(5)	A Nominating and Governance Committee, which nominates candidates for election as members of the Management Committee and handles other governance matters for VA-1. The Nominating and Governance Committee was established in June 2004 as the successor committee to the Nominating and Personnel Committee, which was disbanded in June 2004. During 2004, the Nominating and Governance Committee held three meetings, and the Nominating and Personnel Committee held five meetings. The current members of the Nominating and Governance Committee are: Dr. Jacob (chair) and Mr. Longstreth. The charter for the Nominating and Governance Committee may be found at www.tiaa-cref.org/governance/comm_charters.html.

Management Committee Meetings

There were twelve meetings of the Management Committee during 2004. All current managers attended at least 75% of the meetings of the Management Committee and the other committees on which they served.

Manager Nomination Process

VA-1 solicits names of candidates for the Management Committee from the owners of variable contracts as part of the balloting process. Those names are transmitted to the VA-1’s Nominating and Governance Committee for its review and consideration. The Nominating and Governance Committee welcomes the names of candidates from participating institutions and educational organizations, and from such other sources as the Nomination and Governance Committee may determine.

The Nominating and Governance Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet criteria the Management Committee deems important to VA-1. In addition, the Committee will invite recommendations from the current managers and others.

The Nominating and Governance Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. In considering current managers for renomination to the Management Committee, the Nominating and Governance Committee will evaluate each manager’s Management Committee and other committee participation, contributions to the management of VA-1 and attendance at Management Committee and other committee meetings. In preparing a slate of manager candidates, the Nominating and Governance Committee seeks to ensure broad, diverse representation of academic, business and professional experience.

The Nominating and Governance Committee submits final nominations to VA-1’s Management Committee.

In connection with the election of managers at the 2005 meeting, a third-party search firm was retained to assist the Nominating and Governance Committee in identifying candidates with qualifications appropriate to the Management Committee’s current and future needs. In addition to candidates identified by the search firm, the Committee also considered candidates submitted as part of the balloting process, and names obtained by other means. The two new 2005 nominees were each recommended by current Management Committee members.

Recommendations From the Owners of the Variable Contracts Regarding Nominations

Owners of the variable contracts can recommend nominees by writing to the Secretary of VA-1, 730 Third Avenue, New York, New York 10017-3206.

Manager Qualifications

The Management Committee of VA-1 has determined that the Committee should be comprised of individuals who can contribute sound business judgment to committee deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Management Committee should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as managers without conflict with VA-1. The Management Committee should reflect diversity of gender, race, age and experience and at least one manager should qualify as a financial expert for service on the audit committee. Each manager should be prepared to devote substantial time and effort to the Management Committee’s duties and should limit the number of their other board memberships in order to provide such service to VA-1. Candidates for the Management Committee should be individuals with an understanding of and affinity for academia, and a demonstrated ability to work in a constructive manner with other Management Committee members and management.

When seeking to fill a specific opening on the Management Committee, the Nominating and Governance Committee will consider the specific needs of the Management Committee at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Management Committee.

A candidate for service as an independent manager must not be an “interested person,” as that term is defined in the Investment Company Act of 1940, of VA-1, and must otherwise meet the independence requirements of the New York Stock Exchange or applicable rules. Each candidate must provide such information requested by VA-1 as may be reasonably necessary to enable the Management Committee to assess the candidate’s eligibility.

Contract Owner Communications with Managers

Letters or e-mails from the owners of the variable contracts to the Management Committee or individual managers may be sent to the Corporate Secretary’s office at 730 Third Avenue, New York, NY 10017-3206. These communications will be forwarded to
VA-1’s chairman in accordance with policies concerning contract owner communications that have been approved by a majority of independent managers.

II.	RATIFICATION OF THE INDEPENDENT AUDITORS

THE MANAGEMENT COMMITTEE HAS UNANIMOUSLY APPROVED THE SELECTION OF PRICEWATERHOUSECOOPERS, LLP AS VA-1’S INDEPENDENT AUDITORS, AND RECOMMENDS THAT VA-1 CONTRACT OWNERS RATIFY THE SELECTION THEREOF.

Ernst & Young LLP (“Ernst & Young”) served as independent auditors to VA-1 for the fiscal year ended December 31, 2004. On February 28, 2005, the Management Committee and the Audit Committee determined, and Ernst & Young agreed, that the audit relationship between Ernst & Young and VA-1 would cease. Ernst & Young and the Audit Committee concurred that such a decision constituted an indication by Ernst & Young that it declined to stand for re-appointment to serve as auditors for the current fiscal year. At the meeting held on February 28, 2005, the Management Committee ratified the selection of PricewaterhouseCoopers LLP (“PWC”) to serve as independent auditors for VA-1 for the fiscal year ending December 31, 2005. PWC was selected following a competitive bidding process that had been initiated in November 2004 by TIAA and the TIAA-CREF Fund Complex. In making their selection, the Management Committee determined that, while PWC would also serve as the independent auditors for TIAA and Teachers Advisors, Inc., this should not compromise PWC’s independence. They considered that this arrangement would produce a more cost-effective audit and received agreement that the Management Committee would be informed if certain material issues arose in the course of the audit of TIAA and its subsidiaries.

As VA-1’s independent auditors, PWC will perform independent audits of VA-1’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, VA-1, as a policy, does not engage PWC for management advisory or consulting services. Representatives of both Ernst & Young and PWC will be available at the special meeting to respond to questions.

The reports of Ernst & Young for the two most recent fiscal years for VA-1 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and the subsequent interim period through February 28, 2005 (i) there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such fiscal years, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. Ernst & Young has been provided a copy of the above disclosures, which are made in response to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and Ernst & Young has provided a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of such letter dated, March 14, 2005, was attached to the N-SAR filed by VA-1 with the SEC on March 16, 2005.

Audit Fees

Ernst & Young’s fees for professional services rendered for the audit of VA-1’s annual financial statements for the years ended December 31, 2004 and December 31, 2003 were $50,500 and $46,400, respectively.

Audit-Related, Tax and All Other Fees

Ernst & Young’s fees for audit-related services, tax services and other services rendered to VA-1 for the fiscal years ended December 31, 2004 and December 31, 2003 were $0.

Preapproval Policy

The Audit Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the independent auditor to VA-1 without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by VA-1’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for VA-1 and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

All services provided by the independent auditor to VA-1, its adviser or affiliates for 2004 were preapproved by the Audit Committee pursuant to the Policy.

Auditor Fees for Related Entities

The aggregate nonaudit fees billed by Ernst & Young for services rendered to VA-1 and its adviser and affiliates of the adviser performing ongoing services to VA-1 for the years ended December 31, 2004 and December 31, 2003 were approximately $1,000,000 and $171,000, respectively.

III. ADDITIONAL INFORMATION

Investment Advisory and Distribution Arrangements

Teachers Advisors, Inc. (Teachers Advisors) manages the assets of VA-1. It is a subsidiary of TIAA that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

VA-1’s shares are distributed by Teachers Personal Investors Services, Inc. (TPIS), a subsidiary of TIAA that is registered as a broker-dealer and is a member of the NASD. The TIAA Board of Overseers, a New York membership corporation, owns all the stock of TIAA. The address for Teachers Advisors and TPIS is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by the mailing of this proxy statement and accompanying proxy card on or about June 16, 2005. Supplementary solicitations may be made by mail, telephone, and the Internet, but they may also be by any other method of electronic communication, or by personal interview. VA-1 bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of the account.

Proposal of Persons with Voting Rights

Any proposals of persons with voting rights to be included in the proxy statement for VA-1’s next special meeting must be received by VA-1 within a reasonable period of time prior to that meeting. VA-1 has no current plans to hold a special meeting in 2006.

Annual Reports

If you would like to see the most recent VA-1 semiannual and annual reports, you can visit the TIAA-CREF Web site www.tiaa-cref.org, or VA-1 will furnish a copy of these reports, at no charge, to any contract owner upon request. To order print versions electronically, visit the TIAA-CREF Web site at www.tiaa-cref.org. Or you can call 1 877-518-9161 or write to VA-1 at 730 Third Avenue, New York, New York 10017-3206.

Beneficial Ownership

As of December 31, 2004: (1) none of the Management Committee members owned as much as 1% of the outstanding voting securities of the Stock Index Account; and (2) Management Committee members and officers, as a group, did not own more than 1% of the outstanding voting securities of the Stock Index Account.

Notes

Notes

Notes

VA-1	A30717 (06/05)

8500 Andrew Carnegie Blvd.
Charlotte, NC 28262

THREE EASY WAYS TO VOTE YOUR PROXY.

To vote by Telephone

1)	Read the Proxy Statement and have this Proxy card at hand.

2)	Call 1-888-221-0697.

3)	Follow the recorded instructions.

To vote by Internet

1)	Read the Proxy Statement and have this Proxy card at hand.

2)	Go to Website www.proxyweb.com/TIAA-CREF

3)	Follow the on-screen instructions.

To vote by Mail

1)	Read the Proxy Statement.

2)	Check the appropriate box on the reverse side.

3)	Sign and date the Proxy card.

4)	Return the Proxy card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.

TIAA SEPARATE ACCOUNT VA-1 PROXY
SOLICITED BY THE MANAGEMENT COMMITTEE

By signing this form, I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at VA-1's special meeting to be held on July 18, 2005 at 4:00 p.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) FOR the ratification of auditors; and (iii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

Date _______________________, 2005

Signature	(Sign in the Box)

When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate your full name and title.
TC VA - jl

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.  ☒

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to MIS, TIAA-CREF's tabulator at 60 Research Road, Hingham, MA 02043. MIS has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you vote by Internet or phone, your vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or proxy card must be received by 4:00 p.m. ET on July 18, 2005. If you vote via the Internet or phone, please do NOT mail back your proxy card.

The Management Committee Recommends a Vote FOR the election of ALL Nominees.

1.	To elect Managers to serve until their successors are elected and qualified.
	(01) Willard T. Carleton, (02) Eugene Flood, Jr., (03) Howell E. Jackson, (04) Nancy L. Jacob, (05) Bevis Longstreth, (06) Bridget A. Macaskill, (07) Maceo K. Sloan, (08) Ahmed H. Zewail		FOR ALL ¡	WITHHOLD ALL ¡	FOR ALL EXCEPT* ¡

*(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line provided below.)

	__________________________________________________	FOR ¡	AGAINST ¡	ABSTAIN ¡
2.	To ratify the selection by the Management Committee of PricewaterhouseCoopers LLP to serve as VA-1's independent auditors for the fiscal year ending December 31, 2005.
3.	To address any other business that may properly come before the meeting or any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

TC VA - jl

MANAGEMENT INFORMATION SERVICES
TOUCH TONE VOTING SCRIPT
DIRECTOR and AUDITORS
PROPOSAL ONLY
(888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

“Welcome. Please enter the control number located on the upper LEFT portion of your voter card.”

When shareholder enters the control number, he/she will hear:

“Please enter the last 4 digits of your social security number”

When shareholder enters the last 4 digits of their social security number, he/she will hear:

“To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now.”

OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

“You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0.”

If the shareholder presses 1, he/she will hear:

“If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.”

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

“To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now.”

If shareholder elects to vote another proxy, he/she is returned to the “Please enter the control number” speech (above). If shareholder elects to end the call, he/she will hear:

“Thank you for voting.”

Call is terminated.

MANAGEMENT INFORMATION SERVICES
6/10/2005

OPTION 2: VOTING OTHERWISE

If shareholder elects to vote the proposal separately, he/she will hear:

“Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now.”

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2. If the shareholder elects to withhold from a specific nominee, he/she will hear:

“Enter the two-digit number that appears in front of the nominee’s name you DO NOT wish to vote for.”

And then,

“Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees.”

When the shareholder has finished voting on Proposal 1, he/she will hear:

“Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.”

When the shareholder has finished voting on Proposal 2, he/she will hear:

“Your vote has been cast as follows (vote is given). If this is correct, press 1. If incorrect, press 0.”

If the shareholder presses 1, he/she will hear:

“If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.”

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

“To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now.”

If shareholder elects to vote another proxy, he/she is returned to the “Please enter the control number” speech (above). If shareholder elects to end the call, he/she will hear:

“Thank you for voting.”

Call is terminated.

MANAGEMENT INFORMATION SERVICES
6/10/2005

Internet Proxy Voting Service

Just follow a few simple steps to complete the secure voting process:

Authentication:	Login using your 14 digit voter control number from your ballot card or e-mail.
Election Materials:	Review election materials.
Voting:	Cast your ballot and receive your confirmation online.
Submit:	Review your vote selections.

If you have more than one ballot, please vote them one card at a time. To get started now, login below and click "BEGIN".

Please Enter Control Number from your Proxy Card:

Enter the last 4 digits of the U.S. social security number (SSN) or the U.S. taxpayer identification number (TIN) for this account*:

Internet Proxy Voting Service Proxy Voting Form TIAA-CREF Separate Account VA-1 Proxy

By submitting this form online, I authorize Willard T. Carleton, E. Laverne Jones, and Maceo K. Sloan, singly or together, with power of substitution in each, to represent me and cast my vote at VA-1’s special meeting to be held on July 18, 2005 at 4:00 p.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; (ii) FOR the ratification of auditors; and (iii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

To review the election materials please click Proxy Statement

The Management Committee Recommends a Vote FOR the election of ALL Nominees.

Proposal 1.	To elect Managersto serve until their successors are elected and qualified.
	¡ FOR all nominees ¡ WITHHOLD ALL ¡ FOR all nominees (Except as indicated)
	(01)	☐	Willard T. Carleton	(02)	☐	Eugene Flood, Jr.
	(03)	☐	Howell E. Jackson	(04)	☐	Nancy L. Jacob
	(05)	☐	Bevis Longstreth	(06)	☐	Bridget A. Macaskill
	(07)	☐	Maceo K. Sloan	(08)	☐	Ahmed H. Zewail

Proposal 2.	To ratify the selection by the Management Committee of PricewaterhouseCoopers LLP to serve as VA-1’s independent auditors for the fiscal year ending December 31, 2005.	¡ FOR ¡ AGAINST ¡ ABSTAIN

Proposal 3.	To address any other business that may properly come before the meeting or any adjournment thereof.

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